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                                                                   EX 99.906CERT

                                  CERTIFICATION

            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of TCW Convertible Securities Fund, Inc. do hereby certify, to such officer's knowledge, that:

     The annual report on Form N-CSR of TCW Convertible Securities Fund, Inc. for the period ended December 31, 2004 (the "Form N-CSR") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of TCW Convertible Securities Fund, Inc.


Date:  March 3, 2005

                                            /s/ Alvin R. Albe, Jr.
                                     ----------------------------
                                     Alvin R. Albe, Jr.
                                     Chief Executive Officer


                                               /s/ David S. Devito
                                     -----------------------------
                                     David S. DeVito
                                     Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to TCW Convertible Securities Fund, Inc. and will be retained by TCW Convertible Securities Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.